AGREEMENT BETWEEN SPEIZMAN INDUSTRIES, INC. - USA
               AND JUMBERCA, S.A. OF BADALONA, SPAIN


   Speizman agrees to purchase the fabric machines in Exhibit A and you agree to deliver them as described in the delivery schedule outlined in Exhibit A. If machines are not shipped within 30 days of the designated schedule, Speizman has the right to cancel the late machines and Jumberca agrees to return the deposit which applies to the late machines.

   You also reconfirmed the agreements reached in your fax 53:903 of March 6, 1995. For clarification sake, we attach a copy of your fax 53:903 as Exhibit B. In addition, Jumberca confirms that Speizman's right to sell the sweater machines is exclusive to Speizman in the USA and Canada through December 31, 1995.

   Jumberca agrees not to appoint another agent or distributor for their fabric machines before June 15, 1995. With no further notice, either party may cancel the fabric machine portion of the contract after June 15, 1995.

   Jumberca agrees that should Speizman continue as the exclusive distributor in the United States and Canada for the sweater machines after December 31, 1995, that Speizman would also have the exclusive right to operate Jumberca Service and Parts in the United States and Canada, according to the terms of purchase as specifically agreed. Speizman would also have the exclusive right, after consultation with Jumberca, to determine which personnel will be retained from Jumberca Service and Parts - USA and Canada.

Agreed to:

SPEIZMAN INDUSTRIES, INC.                      JUMBERCA, S.A.



By:   (Robert J. Speizman's signature          By:   (Jumberca signature
         appears here)                                  appears here)
      Its: President                                 Its:

Date: March 16, 1995                           Date:  (Jumberca logo
                                                         appears here)

              CONTRATO ENTRE SPEIZMAN INDUSTRIES, INC. - USA
                  Y JUMBERCA, S.A. DE BARCELONA, ESPANA


   Speizman conviene a la compra de las maquinarias de tejido en el "Exhibit A" y Jumberca conviene a la entrega de las maquinarias como dicta la plan de entrega detallado en el "Exhibit A". Si las maquinarias no estan embarcada dentro de 30 dias del plan designado, Speizman tiene el derecho de cancelar la las maquinarias entrgadas con retraso y Jumberca conviene a devolver el deposito que aplica a estas maquinarias.

   Jumberca reconfirma los acuerdos dictados en su fax 53:903 del 6 de Marzo de 1995. Para clarificar estos acuerdos anexamos la copia de su fax 53:903 como "Exhibit B". En addicion, Jumberca confirma que el derecho de Speizman de efectuar ventas de las maquinarias de sueters es exclusivamente de Speizman en USA y Canada hasta de el 31 de diciembre de 1995.

   Jumberca acuerda a no nombrar otro agente o distribuidor para sus maquinarias de tejido antes de el 15 de Junio de 1995. Sin notificacion alguna, cualquier parte puede cancelar la parte del contrato de las maquinarias de tejido despues del 15 de Junio de 1995.

   Jumberca conviene a que si Speizman continua como distribuidor exclusivo en los Estados Unidos y Canada de las maquinarias de sueters despues del
31 de Diciembre de 1995, Speizman podra tener el derecho de exclusividad para operar los Servicios y Partes de Jumberca en los Estados Unidos y Canada en los terminos de venta que especificamente se acuerden. Speizman tambien tendra el derecho exclusivo, despues de consultar con Jumberca, para determinar que personnel de Jumberca Service and Parts-USA and Canada permanecera en sus cargos respectivos.


Acuerdan el 16 de Marzo de 1995


SPEIZMAN INDUSTRIES, INC.                     JUMBERCA, S.A.


(Signature of Robert S.                       (Signature of A. M. Pont
 Speizman appears here)                        appears here)

Robert S. Speizman                            A. M. Pont
CEO/President                                 Director Marketing
                                                  (Jumberca logo
                                                    appears here)

                       Exhibit A - March 16, 1995

2 Jumberca DJE-2, 28 cut*, 30" circular knitting machine, double knit jacquard, electronic selection, type of fabric: 2, 3 and 4 color double knit jacquard, Blister jacquard, Tubular jacquard, Tuck stitch, with all standard equipment as listed below:

and

3 Jumberca DJE-2, 18* cut, 30" circular knitting machine, double knit jacquard, electronic selection, type of fabric: 2, 3 and 4 color double knit jacquard, Blister jacquard, Tubular jacquard, Tuck stitch, with all standard equipment as listed below:

* Speizman Industries has the right to determine the exact cut of the DJE-2 machines by April 15, 1995.

STANDARD EQUIPMENT

-Three legged frame
-Side creel. One cone with spare cone per feed, with yarn guide up to the feeder by means of tubes. Threading by compressed air.
-Selection system on dial by means of 5 position manually programmable selectors for positions of Knit-Miss or Tuck-Miss on each feed.
-1 needle track in cylinder with 1 type of needle and 3 positions per feed:
Knit, Tuck and Miss (three-way technique).
-12 level selection boxes with double electronic selection on cylinder on each feed.
-Electronic controller for jacquard selection.
-Dial height control by means of clock indicator.
-Lint blower equipment for revolving fans.
-Rotative compressed-air lint blower on needles dial.
-Control stop-motions: Needles and remounting of the fabric.
-Spary oiler (antimist) for needles.
-Take-down: Positive pulling with manual adjustment. Fabric roller over central nucleus with adjustable tension for clutch.

-A.C. motor with electronic speed variator.
-Manual handles.
-Adjustable starting and variable braking intensity.
-Electrical control panel.
-Fabric winder central bar with lateral rings.
-36 cams for single and double blister.
-Equipment necessary to install lycra feeders on all feeds (lycra feeders to be supplied by customer.)


5 machines @ $116,000                           $580,000.00
1 Scorpio software                                 6,000.00
Total                                           $586,000.00


   Speizman has the option to cancel this order in its entirety should Richland not approve of the first machine currently in their factory. Such approval and cancellation must be given by Speizman no later than April 15, 1995.

   Shipment via sea freight leaving the Jumberca factory no later than July 15, 1995.

   Payment: 15% with order ($87,900.00). Balance by irrevocable letter of credit payable 90 days from date of on-board bill of lading.

5 Jumberca DIB, 60 feed, 30", 14 cut
 complete with side 2 creel, double feed
 Memminger feeders with all standard cams
 @ $37,000 each                                          $185,000.00

2 sets of thermal cams
 (35 cams of "work" in the plate
  21 cams of "loaded knit" in the plate
   4 cams of "voiding" in the plate
  35 cams of "work" in the cylinder
  21 cams of "loaded knit" in the cylinder
   4 cams of "voiding" in the cylinder
  Total of cams in the plate = 60
  Total of cams in the cylinder = 60)
  Price for kit $2,863.20 x 2                               5,726.40

Total                                                    $190,726.40


Shipment from Jumberca factory: 1 by May 31, 1995; 4 by June 25, 1995. Shipped to Speizman Industries, 508 W. Fifth Street. Please notify Speizman prior to shipment.

Terms: 15% deposit ($28,608.90) with confirmation of order. Balance by irrevocable letter of credit payable 90 days from date of on-board bill of lading.


GRAND TOTAL OF EXHIBIT A

10 machines                               $776,726.40
Total of 15% downpayment                   116,508.90
85%-90 day letter of credit                660,217.10

                 (Jumberca letterhead appears here)


                           SERVICIO TELEFAX

DESTINO : SPEIZMAN INDUSTRIES, INC.
ATENCION: Mr. Robert Speizman
FAX NR. : 53.903
FECHA   : 06.03.95


                    NUMERO DE PAGINAS INCLUIDA ESTA 2

TEXTO:

Asunto: Nuestro fax 53.852 del 03.03.95
        Su fax dle 1338/95 del 06.03.95

Apreciado Mr. Speizman

En el meeting de la proxima semana definiremos exactamente los detalles de la nueva etapa en nuestro relacionamiento comercial.

Entretanto, por los resultados obtenidos y atendiendo a sus comentarios:

-Consideramos terminada la distribucion de maquinas de Pieza Continua por SPEIZMAN.

-El contrato para Sweaters debe finalizar a 31 Diciembre 1995.

-Quedan sin efecto los minimos establecidos de venta de maquinas.

Para ser coherentes con su propuesta, estos puntos anteriores van ligados a la compra de las 10 maquinas y demas compromisos de su fax 1318 de fecha 1 de Marzo 1995.

En dia de hoy, el programa de maquinas de Sweaters disponibles para suministro es el siguiente:


                             ABRIL                  MAYO
1a quincena              3 DWN-3E gg 7          3 DWN-3E gg 4
                         1 DWN-3E gg 12
                         2 TLJ-5E gg 7

2a quincena              2 DWN-3E gg 7
                         1 DWN-3E gg 12

Podran observar que las maquinas disponibles varian progresivamente, por lo cual rogamos nos envien sus ordenes de forma inmediata.

Tambien pueden transferir y los 200.000 - US $.

Atentamente,
JUMBERCA, S.A.



A. M. Pont
Director Marketing

COMPANY  : SPEIZMAN INDUSTRIES
ATTN     : MR. ROBERT SPEIZMAN
FAX NO.  : 53.903
DATE     : MARCH 6, 1995


RE: Our fax 53.852 dated 3/3/95
    Your fax 1338/95 dated 3/6/95


Dear Mr. Speizman:

In the meeting next week we will define exactly the details of the new stage in our commercial relationship.

Meanwhile, due to the results obtained and complying to your comments:

-We consider Speizman's distribution of Pieza Continua (Continuous Piece) machines finished.

-The contract for Sweaters should finalize December 31, 1995.

-The established minimum sales of machines is no longer in effect.

To be coherent with your proposal, the above mentioned points go along with the purchase of the 10 machines and other agreements according to your fax 1318 dated March 1, 1995.

As of today, the program of Sweater machines available for supply is the following:


                             ABRIL                  MAYO
1st half of the month    3 DWN-3E gg 7          3 DWN-3E gg 4
                         1 DWN-3E gg 12
                         2 TLJ-5E gg 7

2nd half of the month    2 DWN-3E gg 7
                         1 DWN-3E gg 12

You may observe that the machines available differ progressively, this is the reason why we ask to please send your orders immediately.

You may now transfer as well the $200,000.00.

Sincerely,
JUMBERCA, S.A.


A. M. Pont
Marketing Director